UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2003

PACKAGED ICE, INC.

(Exact Name of Registrant as Specified in Its Charter)

TEXAS (State or other jurisdiction of incorporation)	333-29357 (Commission File Number)	76-0316492 (IRS Employer Identification No.)

3535 TRAVIS STREET, SUITE 170
DALLAS, TEXAS 75204
(Address of principal executive offices)

(214) 526-6740
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EX-2.1 Agreement and Plan of Merger
EX-10.1 Stock Purchase Agreement
EX-99.1 Press Release

ITEM 5. OTHER EVENTS.

     Packaged Ice, Inc., a Texas corporation (the “Company”), has entered into an Agreement and Plan of Merger, dated as of May 12, 2003 (the “Merger Agreement”), among the Company, CAC Holdings Corp., a Delaware corporation (“Parent”) and Cube Acquisition Corp., a Texas corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent is an entity formed jointly by Trimaran Capital Partners and Bear Stearns Merchant Banking. The Merger Agreement provides for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company being the surviving corporation of the Merger. Pursuant to the Merger Agreement, each share of the Company's common stock, par value $0.01 per share (the “Common Stock”), outstanding immediately prior to the Merger will be converted into the right to receive cash in the amount of (i) approximately $3.62 per share (if the Merger is closed on or before September 15, 2003, subject to the consummation of the repurchase of certain shares of the Company’s 10% Exchangeable Preferred Stock pursuant to a stock purchase agreement dated May 10, 2003 by and between the Company and Banc of America Securities LLC (the “Purchase Agreement”)) or (ii) $3.50 per share (if the Merger is closed after September 15, 2003). A copy of the Merger Agreement and the Purchase Agreement are attached hereto as Exhibits 2.1 and 10.1, respectively.

     In connection with the execution of the Merger Agreement, the Board of Directors authorized the amendment of the Rights Agreement, dated as of October 29, 1999 (the “Rights Agreement”), by and between the Company and American Stock & Transfer Company as Rights Agent, to provide, among other things, that no person or entity would be considered to be an “acquiring person” thereunder by reason of any transaction contemplated by the Merger Agreement.

     The Merger is subject to customary closing conditions, including the approval of the stockholders of the Company, clearance under the Hart Scott Rodino Antitrust Improvements Act and financing.

     A copy of the press release issued by the Company on May 13, 2003 (the "Press Release") announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1.

     The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Purchase Agreement and the Press Release, which are attached hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

2.1†	Agreement and Plan of Merger, dated as of May 12, 2003, among Packaged Ice, Inc., CAC Holdings Corp., and Cube Acquisition Corp.

10.1†	Stock Purchase Agreement, dated as of May 10, 2003, by and between Packaged Ice, Inc. and Banc of America Securities LLC.

99.1†	Packaged Ice, Inc. Press Release, dated May 13, 2003.

†	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PACKAGED ICE, INC

Date: May 14, 2003	By:	/s/ STEVEN J. JANUSEK

Steven J. Janusek Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

2.1†	Agreement and Plan of Merger, dated as of May 12, 2003, among Packaged Ice, Inc., CAC Holdings Corp., and Cube Acquisition Corp.

10.1†	Stock Purchase Agreement, dated as of May 10, 2003, by and between Packaged Ice, Inc. and Banc of America Securities LLC.

99.1†	Packaged Ice, Inc. Press Release, dated May 13, 2003.

†	Filed herewith.